EXHIBIT 32.2
SARBANES-OXLEY SECTION 906 CERTIFICATION
In connection with the Quarterly Report of 3M Company (the “Company”) on Form 10-Q for the period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Monish Patolawala, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Monish Patolawala

Monish Patolawala
Chief Financial and Transformation Officer

July 27, 2022